DISCONTINUED OPERATIONS - Major Classes of Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disposal Group, Including Discontinued Operation, Assets
Intangibles, net	$ 98	$ 390
Technical and Professional Services | Held for sale
Disposal Group, Including Discontinued Operation, Assets
Fixed assets	311	70
Finance lease right of use asset, net	118	382
Intangibles, net	98	390
Goodwill	1,910	1,025
Total assets	$ 2,437	$ 1,867